Exhibit 99.2

Q2 2019 Financial Results Supplement August 14, 2019

Forward-Looking Statements Forward-Looking Statements This presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed on March 28, 2019 with the Securities and Exchange Commission (“SEC”) and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Non-GAAP Financial Measures Included in this presentation is Adjusted EBITDA, which is not a financial measure determined in accordance with GAAP. We defines Adjusted EBITDA as net (loss) income before interest expense, income taxes, depreciation and amortization, equity-based compensation, non-recurring legal and start-up costs and expenses, Brickhaven termination revenue reversal and transaction-related expenses and other items. Management believes Adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. Management excludes the items listed above from net (loss) income in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net (loss) income determined in accordance with GAAP. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an indication that our results will be unaffected by the items excluded from Adjusted EBITDA. Our computations of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. A reconciliation between Adjusted EBITDA to net (loss) income, our most directly comparable financial measure calculated and presented in accordance with GAAP, is included in the appendix to this presentation. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. 2

Agenda    Financial Highlights    Business and Regulatory Update    Scott Sewell, President and CEO    Financial Results for Q2 2019    Review of Credit Agreement Amendment    Review of 2019 Guidance and 2020 Outlook – Roger Shannon, CFO and Treasurer 3

Q2 2019 Business Updates    $80 million Brickhaven termination payment expected to be received by the end of August    Credit agreement amended to provide flexibility in meeting financial covenants; significant debt reduction plan in place    Delays in announcing bid awards in 1H19 due to: – Increased scope and complexity of projects – Utility customers seeking regulatory clarity and rate relief – Restarting of bid processes    About $275 million in new awards received YTD; additional $400 million in verbal awards    Multi-billion dollar remediation market opportunity    Announced first pozzolan grinding facility in CA    Continued to receive strong customer interest in MP618TM fly ash beneficiation technology; potential for agreements to be executed before year-end 4

5 Credit Agreement Amendment Overview    Financial covenant holiday through and including YE2019 (2Q-4Q)    Net Leverage Ratio covenant revised to 6.50x for 1Q and 2Q 2020    Fixed Charge Coverage covenant revised to 0.75x and 0.90x for 1Q and 2Q 2020, respectively    Scheduled Prepayments: o $50M to be prepaid by September 13, 2019 o $40M to be prepaid by March 31, 2020    Term Loan interest rate of LIBOR + 4.0%    Amendment fee equal to 150 bps of the total facility with 50 bps due on 10/15/2019 and 100 bps due on 8/16/2020 o 100 bps portion of the fee to be forgiven if loans are repaid by 8/15/2019

$31 -$2 Q2 2018 Q2 2019 $196 $121 Q2 2018 Q2 2019    Revenue declined by 38% due to fewer nuclear outages in the period, project completions and the $10M revenue reversal associated with Brickhaven    Gross profit decrease of 107%, primarily driven by project completions, specific issues at one site leading to unanticipated cost increases and the Brickhaven reversal    Year-over-year Adjusted EBITDA and Adjusted EBITDA margin down primarily due to impacts mentioned above    $80 million Brickhaven termination payment will result in meaningful positive free cash flow YTD 1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure Revenue Second Quarter 2019 Highlights Adjusted EBITDA1 Q2 2019 vs. Q2 2018 -1.9% 13.3% Gross Profit -1.7% 15.6% Margin Comparison ($ in millions) $26 -$2 Q2 2018 Q2 20196

Source: Energy Information Administration, September / November 2017; American Coal Ash Association, 2016; U.S. Environmental Protection Agency (EPA), 2014; Management Estimates Our Significant Market Opportunities $75B+ Total estimated coal ash remediation opportunity $1B+ Annual market for Byproduct Sales 1.5B tons of coal ash stored in 1,100+ ash ponds & landfills Maintenance & Technical Services Environmental Solutions 25M+ tons Estimated annual byproduct demand Acquired technologies create additional market opportunities Remediation need accelerated by EPA-mandated coal plant closures Current Multi-Billion Dollar Market Opportunity is Largest in Company History 7 $8B Annual estimated spend on coal ash management ($3B) and nuclear outsourced maintenance and capital projects ($5B) Aging Fleets Increasing need for recurring maintenance services Only 2-3 days of on-site storage for coal ash is typical for coal power plants; in excess of 100M tons is generated annually 12-24 months Frequency of nuclear power plant maintenance & refueling outages

Growth Drivers    Increasing size and improving quality of outstanding bids    Despite coal plant retirements, fly ash production is expected to increase 2.6% through 20331    Favorable market and regulatory dynamics accelerating need for CHRA remediation services – States becoming increasingly prescriptive in remediation mandates beyond the scope of EPA guidance – ~ 1,000+ ash ponds and landfills still require closure or remediation2 – >50% of all concrete produced in the US is made with fly ash3 – Fly ash use in concrete reduces greenhouse gas emissions = removing 2.5mm cars from the road each year3    Increased market penetration of our beneficiation technologies – Potential to bundle with remediation capabilities to our competitive advantage – Key differentiators: smaller investment, easier to permit, greater scalability – Beneficiated CCPs have reached historic highs and continue rising    Long term Adjusted EBITDA margin expansion potential – Higher-margin profile of expected revenue growth – No need to scale up G&A expenses with growth in revenues 1. Source: The U.S. Coal Combustion Products Market: A Historical Market Analysis, American Coal Ash Association (2015) p. 11 2. Source: www.EPA.gov – November 2, 2018; Management Estimates. 3. Source: American Coal Ash Association, 2019; U.S. Environmental Protection Agency (EPA), Study on Increasing the Usage of Recovered Mineral Components in Federally Funded Projects Involving Procurement of Cement or Concrete, 2008 8

Growth Potential and Drivers



Expanding Pipeline of Opportunities

1.5B tons of coal ash stored in 1,100+ ash ponds & landfills → **$75B+** Total estimated coal ash remediation opportunity

Remediation need accelerated by coal plant closures

~15% of current bid pipeline has been verbally awarded to Charah, exclusive negotiations underway

Compelling Value Proposition to Customers

- An industry leader in ash excavation
- History of solving customers' most complex environmental challenges
- Exceptional quality, safety and compliance record

Positive Response to Technology Initiatives

Regulatory and Public Policy Trends Driving Customer Needs

- Commitment to reducing greenhouse gas emissions for a cleaner energy future
- Favorable market dynamics and regulatory trends

Charah Solutions

9

Source: Energy Information Administration, September / November 2017; American Coal Ash Association, 2016; U.S. Environmental Protection Agency (EPA), 2014; Management Estimates

Investment Highlights



A Leading Provider of Broad Suite of Services

- Industry-leading quality, safety and compliance record
- Provide services critical to continued power plant operations and environmental compliance
- Uniquely positioned with customers seeking to consolidate service providers

Robust Growth Strategy with $75+ Billion Market Opportunity

- Capitalize on growing need for remediation of coal ash
- Increase market share and expand range of service offerings
- Execute on technology deployment to enhance competitive position

Contract-Based Financial Model Provides Long-Term Stability and Financial Protection

- Long-term partnerships with leading power generators; ~90% renewal rates in Fossil Services
- Cost-reimbursable or unit-price contracts; no commodity exposure; little cyclicality to business
- Proforma net leverage of 2.90x[1] giving effect to term loan paydown from Brickhaven payment

1. As of 6/30/2019.

Charah Solutions 10

Q2 2019 Financial Review 11

Business Segment Performance Second Quarter 2019 vs. Second Quarter 2018 $90 $37 Q2 2018 Q2 2019 Revenue -24.9% 24.5% Gross Profit $106 $84 Q2 2018 Q2 2019 Revenue 8.5% 8.0% $8 $7 Q2 2018 Q2 2019 Gross Profit Maintenance & Technical Services 21% Revenue Decrease Environmental Solutions 59% Revenue Decrease    Revenue decrease driven by fewer outages and reduced scope $22 -$9 Q2 2018 Q2 2019    Revenue decrease driven by contract completions and the $10M revenue reversal associated with the Brickhaven contract payment    $10M revenue reversal is added back for Adjusted EBITDA purposes (GAAP as reported: $ in millions)12

13 Q2 2019 Cash Flow Cash flow from operations (pre-changes in W/C) ($15.4) Change in W/C 5.8 Operating cash flow (9.6) Capex Maintenance and growth (0.5) Technology (2.8) Free cash flow (12.9)

14 $ Millions (Pre-IPO) As of 3/31/2018 As of 12/31/2018 As of 6/30/2019 Cash and Cash Equivalents $9 $7 $10 $50 Revolver ($45 prior to refinance) — $20 $35 Equipment Financing $21 $35 $37 Senior Secured Term Loan $245 $202 $202 Total Debt3 $266 $257 $272 Net Debt $257 $250 $262 LTM Adj. EBITDA4 $78 $99 $62 Gross Leverage 3.41x 2.61x 4.39x Net Leverage 3.29x 2.54x 4.23x

2019 Guidance & 2020 Outlook 15

Revised 2019 Guidance Previous 2019 Guidance Range Revised 2019 Guidance Range Revenue $550—$650 $510—$560 Net Income attributable to Charah Solutions $5—$15 ($27)—($20) Adjusted EBITDA $50—$65 $25—$30

2019 Adj. EBITDA Guidance to Revised Guidance Bridge $ inmillions Note: Numbers rounded for presentation purposes    Original 2019 guidance included expected revenues from our technology roll out and new work awards    Our revised guidance is substantially based on booked work and removes the majority of uncertainty related to timing of new awards; in line with our new approach to providing guidance 17

2020 Outlook Outlook Range Revenue $560—$610 Net Income attributable to Charah Solutions $9—$14 Adjusted EBITDA $45—$50

APPENDIX 19

Non-GAAP Reconciliation Adjusted EBITDA 1. Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business. Negative amounts represent insurance recoveries related to these matters. 2. Represents non-recurring start-up costs associated with the startup of Allied Power Management, LLC (“Allied”) and our nuclear services offerings, including the setup of financial operations systems and modules, pre-contract expenses to obtain initial contracts and the hiring of operational staff. Because these costs are associated with the initial setup of the Allied business to initiate the operations involved in our nuclear services offerings, these costs are non-recurring in the normal course of our business. 3. Represents SCB transaction expenses, executive severance costs, IPO-related costs and other miscellaneous items. 4. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenues. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability. ($ in thousands) 2019 2018 Net (loss) income attributable to Charah Solutions, Inc. (18,026) $ 3,220 $ Interest expense, net 4,102 5,543 Income tax provision (5,628) 2,906 Depreciation and amortization 5,378 8,704 Elimination of certain non-recurring legal costs and expenses(1)—2,489 Elimination of certain non-recurring start-up costs(2)—688 Equity-based compensation 799 1,292 Brickhaven termination revenue reversal 10,000—Transaction related expenses and other items(3) 1,022 1,157 Adjusted EBITDA (2,353) $ 25,999 $ Adjusted EBITDA margin(4) (1.9)% 13.3% Three Months Ended June 30,20